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                                                                    EXHIBIT 10.1


                   AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT
                   -----------------------------------------


          This AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT, dated as of April 1, 1997 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

          WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the extension of the Termination Date, the reduction of certain fees and interest rates, and the revision of certain covenants.

          WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                 ----------------------------------------------

          1.1  Definitions for this Amendment.  Any and all initially
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capitalized terms used herein shall have the meanings ascribed thereto in the
Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this
           -----
     Amendment.

          "Amendment" means this Amendment Number Five to Credit Agreement among
           ---------
     the Borrower, the Banks, and the Agent.

          "Bank" and "Banks" shall have the respective meanings set forth in the
           ----       -----
     introduction to this Amendment.

          "Borrower" shall have the meaning set forth in the introduction to
           --------
     this Amendment.

          "Credit Agreement" means that certain Credit Agreement, dated as of
           ----------------
     May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995, that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996, and that
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     certain Amendment Number Four and Waiver to Credit Agreement dated as of
     December 10, 1996.

          1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of
               ------------------------------------------------
the Credit Agreement is hereby amended by (a) deleting the following defined terms in their entireties: "Applicable Eurodollar Rate Margin" and "Termination Date"; and (b) inserting the following defined terms:

          "Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate
           ---------------------------------
     Portion of Loans outstanding prior to the Termination Date,

               (i) 1.50%, if Borrower has at least two of the following long-term senior debt ratings: (A) Ba1 or less as determined by Moody's Investors Service ("Moody's"), (B) BB+ or less as determined by Standard and Poor's Corporation ("S&P"), and (C) BB+ or less as determined by Duff & Phelps Inc. ("Duff");

               (ii) 0.95%, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 0.75%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff; or

               (iv) 0.50%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff.

     In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.50%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change.

          "Applicable Facility Fee Rate" means, for each calendar quarter,
           ----------------------------

               (i) 0.35% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Ba1 or less as determined by Moody's, (B) BB+ or less as determined by S&P, and (C) BB+ or less as determined by Duff;

               (ii) 0.30% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's,

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     (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

               (iii) 0.28% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iv) 0.38% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

               (v) 0.25% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

     In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Facility Fee Rate shall be the percentage amount applicable to the highest ratings requirement clause met by the Borrower. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Facility Fee Rate shall be 0.35%. Each change in the Applicable Facility Fee Rate based on a change in such long-term senior debt rating shall be effective for the calendar quarter commencing on or after the date that the Borrower provides written notice to the Agent of such rating change.

          "Net Real Estate Property Assets" means the Borrower's gross
           -------------------------------
     investment in real estate properties (excluding mortgage loan receivables) less the accumulated depreciation on such gross investment.
     ----

          "Termination Date" means, unless extended pursuant to Section 4.1(b),
           ----------------                                     --------------
     March 31, 2000.


                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

          2.1  Amendment of Section 3.3 of the Credit Agreement.  Section 3.3 of
               ------------------------------------------------
the Credit Agreement is amended by deleting subsection (a) therefrom in its entirety and substituting therefor the following subsection:

          (a) Facility Fee.  The Borrower agrees to pay to the Agent for the
              ------------
     account of each Bank a facility fee on such Bank's Commitment as in effect from time to time from the date that each Bank executes this Agreement (as set forth below such Bank's name on the signature pages hereof) until the Termination Date at the Applicable Facility Fee

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     Rate, payable quarterly in arrears on the last Business Day of March, June,
     September and December in each year, commencing on the first such date after the date of this Agreement, and on the earlier of the date such Bank's Commitment is terminated hereunder or the Termination Date.

          2.2  Amendment of Section 9.1(b) of the Credit Agreement.  Section
               ---------------------------------------------------
9.1(b) of the Credit Agreement is amended by (a) renumbering clause (xii) thereof to be clause (xiv) and (b) by inserting the following new clauses immediately following clause (xi) thereof:

               (xii) within five Business Days after any long-term senior debt rating change by Moody's, S&P or Duff with respect to the Borrower, written notice setting forth such rating change;

               (xiii) promptly after consummation of any purchase of a Healthcare Property for a purchase price (including the estimated costs of any renovations committed at the time of purchase) greater than or equal to $15,000,000, a description of such transaction, in reasonable detail, together with copies of all materials presented to the Borrower's Board of Directors in connection with the approval of such transaction; and

          2.3  Amendment of Section 9.4(f) of the Credit Agreement.  Section
               ---------------------------------------------------
9.4(f) of the Credit Agreement is amended by deleting clauses (iii) and (v) therefrom in their entireties and substituting therefor the following clauses:

               (iii) additional purchases of Healthcare Properties of other Persons and any renovation of the subject Healthcare Properties committed at the time of purchase, the consideration (whether in cash or in kind) for which together with the estimated costs of any such committed renovation or expansion (exclusive of expenditures permitted under subsection (g)) does not exceed (A) $30,000,000 individually and (B) $200,000,000 in aggregate in any fiscal year (or such greater amounts as shall be approved by the prior written consent of the Majority Banks); provided that, after giving
                                                   --------
     effect to such purchase, no Default shall have occurred and be continuing;

               (v) investments in development or construction projects (including new construction and renovations); provided that the aggregate
                                                   --------
     amount thereof, as of the end of any fiscal quarter of the Borrower, shall not exceed ten percent (10%) of the Net Real Estate Property Assets during the four (4) fiscal quarters then ended.

          2.4  Amendment of Section 9.4(g) of the Credit Agreement.  Section 9.4
               ---------------------------------------------------
of the Credit Agreement is amended by deleting subsection (g) therefrom in its entirety and substituting therefor the following subsection:

          (g)  Capital Expenditures.  Without the prior written consent of the
               --------------------
     Majority Banks, the Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures (exclusive of investments permitted under clauses (iii) and (v) of

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     subsection (f)) for fixed or capital assets, including obligations under
     Capital Leases, in an aggregate amount in excess of $5,000,000 in any fiscal year.


                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

          3.1  Address for Notices.  Pursuant to Section 12.2 of the Credit
               -------------------
Agreement, the Borrower hereby provides notice to the Agent and the Banks (and the Agent and the Banks hereby acknowledge receipt of such notice) that the address and telecopier number of the Borrower have been changed to the following:

               610 Newport Center Drive, Suite 1150
               Newport Beach, California 92660
               Attn.:  Mark L. Desmond
               Telecopier No. (714) 759-6887

          3.2  Loan Documents.  This Amendment shall be one of the Loan
               --------------
Documents.

          3.3  Execution.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          3.4  Effectiveness.  This Amendment shall be effective as of the date
               -------------
first written above, when one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent.

          3.5  No Other Amendment.  Except as expressly amended hereby, the
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Credit Agreement shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

          3.6  Governing Law.  This Amendment shall be governed by, and
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construed and enforced in accordance with, the laws of the State of California.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


WELLS FARGO BANK, NATIONAL          SANWA BANK CALIFORNIA
ASSOCIATION, in its individual
capacity and as Agent


By /s/ KAY MATHERLY                 By /s/ JOHN LINDER
   ------------------------------      -----------------------------
 Title: Vice President               Title: Vice President


THE SUMITOMO BANK, LIMITED          BHF-BANK AKTIENGESELLSCHAFT



By /s/ YVONNE K. TSO                By /s/ THOMAS LEISSL
   ------------------------------      -----------------------------
 Title: Vice President               Title: Vice President


By /s/ BRADFORD E. CHAMBERS         By /s/ DAN DOBRJANSKYJ
   ------------------------------        ---------------------------
 Title: Vice President               Title: Assistant Vice President


THE BANK OF NEW YORK



By /s/ LISA BROWN
   ------------------------------
 Title: Vice President


NATIONWIDE HEALTH PROPERTIES, INC.



By /s/ MARK L. DESMOND
   ------------------------------
 Title: Senior Vice President
        & Chief Financial Officer


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